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                                                                                                                          Exhibit 23



               Consent of Ernst & Young LLP, Independent Auditors

         We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectuses of our report dated January 31, 2002, with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001:



            Registration Statement Number                                        Description
            -----------------------------                                        -----------
                      33-40433                         Form S-3, pertaining to the private placement of 900,000
                                                       shares of the Company's common stock in May, 1991.

                      33-48000                         Form S-8, pertaining to the Company's Stock Option Plan.

                      33-58201                         Form S-8, pertaining to the Employee's Stock Purchase Plan.

                      333-11207                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 1,679,840 shares of the Company's
                                                       Common Stock.

                      333-15133                        Form S-3, pertaining to the Company's Dividend Reinvestment and Stock Purchase Plan.

                      333-32829                        Form S-8, pertaining to the Company's Stock Purchase and
                                                       Loan Plan.

                      333-44463                        Form S-3, pertaining to the Company's Dividend Reinvestment and Stock Purchase Plan.

                      333-48557                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 104,920 shares of Common Stock and
                                                       104,920 rights to purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.

                      333-53401                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 1,528,089 shares of Common Stock and
                                                       1,528,089 rights to purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.

                      333-58600                        Form S-8, pertaining to the Employee's Stock Purchase Plan.

                      333-64281                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 849,498 shares of Common Stock and
                                                       849,498 rights to Purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.

                      333-72885                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 130,416 shares of Common Stock and
                                                       130,416 rights to purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.
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

            Registration Statement Number                                        Description
            -----------------------------                                        -----------
                      333-75897                        Form S-8, pertaining to the Company's Long Term Incentive
                                                       Plan.

                      333-77107                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 1,023,732 shares of Common Stock and
                                                       1,023,732 rights to purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.

                      333-77161                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 481,251 shares of Common Stock and
                                                       481,251 rights to purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.

                      333-80279                        Form S-8, pertaining to the Company's Open Market Purchase
                                                       Program.

                      333-82929                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       private placement of 95,119 shares of Common Stock and
                                                       95,119 rights to purchase Series C Junior Participating
                                                       Redeemable Preferred Stock.

                      333-92667                        Form S-3, Shelf Registration Statement, pertaining to the
                                                       registration of $616,058,554 of Common Stock, Preferred
                                                       Stock and Debt Securities.

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                                                           /s/ Ernst & Young LLP

Richmond, Virginia
March 26, 2002